                                                                    EXHBIT 10.14

                                    ANNEX I

        ADDITIONAL SUPPLEMENTAL TERMS TO MASTER REPURCHASE AGREEMENT,
                    DATED AS OF JULY 29, 1996, BETWEEN
       CS FIRST BOSTON MORTGAGE CAPITAL CORP. ("CSFB" OR "Buyer") AND
               WILSHIRE CREDIT CORPORATION ("WCC" OR "Seller")


1.        APPLICABILITY.  These Additional supplemental Terms (the "Additional
          -------------                                             ----------
          Supplemental Terms") to Master Repurchase Agreement (the "Repurchase
          ------------------                                        ----------
          Agreement") modify the terms and conditions of the Repurchase
          ---------
          Agreement and the terms under which the parties hereto may, from time to time, enter into Transactions (the Repurchase Agreement, together with the Annexes thereto, the "Agreement"). The provisions of these Additional Supplemental Terms shall supersede the terms in the Repurchase Agreement to the extent they are in conflict. The Agreement shall be read, taken and construed as one and the same instrument. Capitalized terms used in these Additional Supplemental Terms and not otherwise defined herein shall have the meanings set forth in the Repurchase Agreement.

2.        ADDITIONAL DEFINITIONS.
          ----------------------

          (a)  Notwithstanding the definition set forth in Paragraph 2(h) of the
                                                           --------------
               Repurchase Agreement, with respect to Contracts, the "Market
                                                                     ------
               Value" of Contracts shall be the price of Contracts as reasonably
               -----
               determined from time to time (but in no event less frequently than monthly) by CSFB in its good faith assessment of the value of the Contracts.

          (b)  Notwithstanding the definition set forth in Paragraph 2(o) of the
                                                           --------------
               Repurchase Agreement, the "Repurchase Date" with respect to each
                                          ---------------
               Transaction shall be the earliest of (i) the twenty-fifth (25th day of the calendar month following the month in which the Purchase Date for such Transaction occurs, or if such day is not a Business Day, the immediately following Business Day, (ii) the Termination Date, and (iii) the date determined by application of Paragraph 11 of the Repurchase Agreement or Section 10 hereof.
               ------------                                ----------

          (c)  Notwithstanding the definition set forth in Paragraph 2(c) of the
                                                           --------------
               Repurchase Agreement, the "Buyer's Margin Amount" with respect to
                                          ---------------------
               each Transaction as of any date shall be the amount obtained by application to the Repurchase Price of each such Transaction of a percentage determined on the Purchase Date by CSFB, agreed to by WCC and set forth in the relevant Confirmation.

          (d)  "Appraised Value": shall mean with respect to any related
                ---------------
               Mortgaged Property, generally, the lesser of (a) the appraised value of such Mortgaged Property based on an appraisal made at the time of the origination or modification of the related Contract and (b) the sale price of the related Mortgage Property at such time of origination; except in the case of a Mortgaged Property securing a refinanced or modified Contract as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

          (e)  "Balloon Contract" shall mean any Contract whose final Monthly
                ----------------
               Payment is substantially greater than the preceding Monthly Payments.

          (f)  "Breakage Costs" shall have the meaning assigned thereto in
                --------------
               Section 31 hereof.

          (g)  "Breakage Period" shall have the meaning assigned thereto in
                ---------------
               Section 31 hereof.

          (h)  "Breakage Rate" shall have the meaning assigned thereto in
                -------------
               Section 31 hereof.

          (i)  "Business Day" shall mean any day other than (i) a Saturday or a
                ------------
               Sunday or (ii) another day on which banking institutions in the cities of Irvine, California, Portland, Oregon, or New York, New York are authorized or obligated by law, executive order, or governmental decree to be closed.

          (j)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----

          (k)  "Collection Account" shall have the meaning assigned in the
                ------------------
               Custodial Agreement.

          (l)  "Collection Period" in respect of a Repurchase Date shall be the
                -----------------
               month preceding the month in which such Repurchase Date occurs.

          (m)  "Computer Tape" shall mean a computer tape or other electronic
                -------------
               medium generated by the Seller and delivered to Buyer pursuant to
               Section 4(b) hereof which provides information relating to the Contracts in a format that was previously requested by the Buyer or as provided in Section 4(b) hereof.

          (n)  "Confirmation" shall have the meaning assigned thereto in Section
                ------------
               4(c) hereof.

          (o)  "Contracts" shall mean Mortgage Loan Contracts and Manufactured
                ---------
               Home Loan Contracts which are to be sold and assigned by the Seller to the Buyer and which are the subject of this Agreement. The Contracts include, without limitation, all Records relating to such Contract and all related security interests, the Related Assets, and any and all rights to receive payments thereunder and all other proceeds thereof (including, without limitation, any recourse rights against third persons) from and after the related Purchase Date.

          (p)  "Contract Account" shall have the meaning set forth in Section
                ----------------
               4.2 of the Custodial Agreement.

          (q)  "Contract Rate" shall have the meaning set forth in the Custodial
                -------------
               Agreement.

          (r)  "Contract Schedule" shall have the meaning assigned in the
                -----------------
               Custodial Agreement.

          (s)  "Custodial Agreement" shall refer to the Tri-Party Custodial and
                -------------------
               Servicing Agreement, by and among the Buyer, the Seller and the Servicer and the Custodian, providing for the custody of the Contracts and related documents listed in Schedule I thereto, and the servicing of the Contracts.

          (t)  "Custodial Receipt and Confirmation" shall refer to the
                ----------------------------------
               confirmation statement issued by the Custodian that evidences receipt and confirms ownership of the Contracts and other documents indicated thereon, as provided in the Custodial Agreement.

          (u)  "Custodian" shall refer to Bankers Trust Company of California,
                ---------
               N.A., in its capacity as custodian under the Custodial Agreement.

          (v)  "Custodian's Contract File" shall have the meaning set forth in
                -------------------------
               the Custodial Agreement.

          (w)  "Dealer" shall mean the dealer who sold a Financed Manufactured
                ------
               Home to an Obligor and who originated and assigned the related Manufactured Home Loan Contract to Seller under a Dealer Agreement, and any successor to such Dealer.

          (x)  "Dealer Agreement" shall mean any agreement between Seller and a
                ----------------
               Dealer with respect to the origination of Manufactured Home Loan Contracts relating to Financed Manufactured Homes, substantially in the form previously delivered to and approved by the Buyer.

          (y)  "Dealer Recourse" shall mean, with respect to a Manufactured Home
                ---------------
               Loan Contract, all of Seller's rights arising under the related Dealer Agreement or otherwise against the Dealer which originated such Manufactured Home Loan Contract.

          (z)  "Defaulted Contracts" shall mean the following: (1) with respect
                -------------------
               to Originated Contracts, (A) Manufactured Home Loan Contracts and Second Mortgage Loan Contracts that are over sixty (60) days past due in payment of a Monthly Payment, and (B) First Mortgage Loan Contracts that are over ninety (90) days past due in payment of a Monthly Payment; and (2) with respect to Non-Originated Contracts, Contracts that are deemed past due in accordance with the guidelines established by Buyer and Seller with respect to such Contract, as such guidelines may be modified or amended in writing by Buyer and Seller.

          (aa) "Default Rate" shall mean, with respect to any Collection Period
                ------------
               and any designated category of Contracts, the percentage equivalent of a fraction the numerator of which is the product of
               (i) 12 and (ii) the aggregate principal balance of all such Contracts with respect to which (x) the related Mortgage Property was foreclosed upon or repossessed, as applicable, during such Collection Period, or (y) the related Obligor became the subject debtor of a case under the federal bankruptcy laws during such Collection Period or failed generally to pay its debts as such debts became due, and the denominator of which is the aggregate principal balance of such designated category of Contracts as of the end of such Collection Period.

          (ab) "Delinquency Percentage" shall mean, with respect to any
                ----------------------
               calculation period and any designated category of Contracts, the percentage equivalent of a fraction, the numerator of which is the sum of the Delinquent Contract Balances for each of the Collection Periods during such calculation period and the denominator of which is the sum of the aggregate principal balances of such designated category of Contracts, in each case determined as of the end of each of the Collection Periods during such calculation period.

          (ac) "Delinquent Contract Balance" shall mean, with respect to any
                ---------------------------
               Collection Period and any designated category of Contracts, the aggregate principal balance of such designated category of Contracts that were 60 days or more past due as of the end of such Collection Period or, without duplication, as of the date such Contracts were repurchased pursuant to Section 9 hereof.

          (ad) "Eligible Contract" shall mean, as of any date of determination,
                -----------------
               a Contract that complies in all material respects with the representations and warranties set forth in Exhibit B hereto and that has not been repurchased, and is not required to be repurchased, pursuant to Section 9 hereof.

          (ae) "Engagement Letter" means the letter agreement dated July 29,
                -----------------
               1996 between CSFB and WCC relating to, inter alia, the transactions contemplated herein.

          (af) "ERISA" shall mean the Employee Retirement Income Security Act of
                -----
               1974, as amended.

          (ag) "Financed Manufactured Home" shall mean any new or used
                --------------------------
               Manufactured Home financed by loans arising under Manufactured Home Loan Contracts.

          (ah) "First Mortgage Loan Contract" shall mean a loan or other debt
                ----------------------------
               instrument secured by a first Mortgage on a residential dwelling, including, without limitation, all Records relating to such First Mortgage Loan Contract and all related security interests, the Related Assets and all rights to receive payments thereunder and all other proceeds thereof (including, without limitation, any recourse rights against third persons) from and after the related Purchase. Date.

          (ai) "Fixed Rate Contract" shall mean a Contract bearing an interest
                -------------------
               rate that is fixed for the life of such Contract.

          (aj) "GAAP" shall mean General Accepted Accounting Principles.
                ----

          (ak) "Insurance Policies" shall mean the policy of fire and extended
                ------------------
               coverage insurance (and federal flood insurance, if applicable) required to be maintained for the related Mortgaged Property (as provided in the Underwriting Standards) and which may be a blanket insurance policy maintained by the Servicer in accordance with the terms and conditions set forth in the Custodial Agreement.

          (al) "Land-and-Home Contract" shall mean a Manufactured Home Loan
                ----------------------
               Contract that is secured in part, or intended to be secured in part, by the lien of a Mortgage.

          (am) "LIBOR" shall have the meaning assigned thereto in Section 16(a)
                -----
               hereof.

          (an) "List of Contracts" shall have the meaning assigned in Section 4
                -----------------
               hereof.

          (ao) "Loan-to-Value Ratio" shall mean as of any date, the fraction,
                -------------------
               expressed as a percentage, the numerator of which is the Outstanding Principal Amount of the related Contract at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          (ap) "Management Team" shall mean the group of managers of the Seller,
                ---------------
               which shall include Lawrence A. Mendelsohn and Andrew A. Wiederhorn.

          (aq) "Manufactured Home" shall mean a unit of manufactured housing
                -----------------
               which meets the requirements of Section 25(e)(10) of the Code, including all accessions thereto, securing the indebtedness of the Obligor under the related Contract.

          (ar) "Manufactured Home Loan Contract" shall mean each manufactured
                -------------------------------
               housing fixed rate retail installment sale contract, installment loan agreement and Land-and-Home Contract, including, without limitation, all Records relating to such Manufactured Home Loan Contract, and all related security interests, the Related Assets and all rights to receive payments thereunder and all other proceeds thereof (including, without limitation, any recourse rights against third persons) from and after the related Purchase Date.

          (as) "MHLC Lockbox Account" shall have the meaning assigned in the
                --------------------
               Custodial Agreement.

          (at) "MLC Lockbox Account" shall have the meaning assigned in the
                -------------------
               Custodial Agreement.

          (au) "Monthly Payments" shall mean the scheduled monthly payments of
                ----------------
               principal and interest on a Mortgage Loan Contract which is payable by an Obligor under a Mortgage Note.

          (av) "Monthly Servicing Fee" shall have the meaning assigned in the
                ---------------------
               Custodial Agreement.

          (aw) "Mortgage" shall mean the mortgage or deed of trust creating a
                --------
               lien on an estate in fee simple interest in the real property securing the related Contract.

          (ax) "Mortgage Loan Contracts" shall mean First Mortgage Loan
                -----------------------
               Contracts and Second Mortgage Loan Contracts.

          (ay) "Mortgage Note" shall mean the note or other evidence of the
                -------------
               indebtedness of an Obligor secured by a Mortgage.

          (az) "Mortgaged Property" shall mean the real property, including any
                ------------------
               improvements thereon, or Manufactured Home securing the related Contract, or both as the case may be.

          (ba) "Multiemployer Plan" shall mean a multiemployer plan (within the
                ------------------
               meaning of Section 4001(a)(3) of ERISA) in respect of which Seller makes contributions or has liability.

          (bb) "Net Loss Rate" shall mean, with respect to any Collection Period
                -------------
               and any designated category of Contracts, the percentage equivalent of a fraction, the numerator of which is the product of (i) 12 and (ii) the net losses in respect of such Contracts for such Collection Period, determined in accordance with the credit and collection policies of the Servicer, and the denominator of which is the aggregate principal balance of such designated category of Contracts as of the end of such Collection Period.

          (bc) "Non-Originated Contracts" shall mean Contracts that are not
                ------------------------
               Originated Contracts.

          (bd) "Notice Date" shall have the meaning assigned thereto in Section
                -----------
               4(a) hereof.

          (be) "Obligor" shall mean each Person who is indebted under a
                -------
               Contract.

          (bf) "Originated Contracts" shall mean Contracts that were originated
                --------------------
               by WCC or by a Person on behalf of WCC with whom WCC has or had a correspondent relationship, and conform to the Underwriting Standards.

          (bg) "Outstanding Principal Amount" shall have the meaning assigned in
                ----------------------------
               the Custodial Agreement.

          (bh) "PBGC" shall mean the Pension Benefit Guaranty Corporation, and
                ----
               any successor thereto.

          (bi) "Person" shall mean any legal person, including any individual,
                ------
               corporation, partnership, association, joint-stock company, trust, limited liability company, unincorporated organization, governmental entity or other entity of similar nature.

          (bj) "Plan" shall mean any pension plan (other than a Multiemployer
                ----
               Plan) covered by Title IV of ERISA, which is maintained by Seller or in respect of which Seller has liability.

          (bk) "Prime Rate" shall mean, with respect to any date of
                ----------
               determination, the daily prime loan rate as reported in The Wall Street Journal as most recently available as of the date of determination or, if such rate is not published for any reason, a daily prime loan rate from a comparable financial publication.

          (bl) "Records" shall mean, with respect to any Contract, all
                -------
               documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards and related property and rights) relating to such Contract.

          (bm) "Related Assets" shall mean (i) Seller's security interest in the
                --------------
               Mortgaged Property and rights, remedies, powers and privileges under the related Mortgage or other security instrument, (ii) Seller's rights, remedies, powers and privileges under the Contracts, including any personal guaranty thereof, (iii) Seller's rights, remedies, powers and privileges under the Agreement and the Custodial Agreement, (iv) Seller's rights, remedies, powers and privileges under the Dealer Agreements, including but not limited to Dealer Recourse and any holdback amounts, (v) Seller's rights, remedies, powers and privileges under the Insurance Policies, and (vi) all proceeds of the foregoing.

          (bn) "Reportable Event" shall mean any of the events set forth in
                ----------------
               Section 4043(c) of ERISA or the regulations thereunder.

          (bo) "Second Mortgage Loan Contract" shall mean a loan or other debt
                -----------------------------
               instrument secured by a second Mortgage on a residential dwelling with respect to which WCC is the holder and originator of the first Mortgage on such residential dwelling, including, without limitation, all Records relating to such Second Mortgage Loan Contract and all related security interests, the Related Assets and all rights to receive payments thereunder and all other proceeds thereof (including, without limitation, any recourse rights against third persons) from and after the related Purchase Date.

          (bp) Notwithstanding the definition set forth in Paragraph 1 of the Repurchase Agreement, "Securities" shall mean Contracts purchased
                                      ----------
               pursuant to this Agreement.

          (bq) "Termination Date" shall have the meaning assigned thereto in
                ----------------
               Section 13 hereof.

          (br) "Transaction" shall, in addition to the definition set forth in
                -----------
               the Repurchase Agreement, refer to substitutions pursuant to Paragraph 9 of the Repurchase Agreement.

          (bs) "Transaction Documents" means this Agreement, the Custodial
                ---------------------
               Agreement, the Engagement Letter and any related agreements.

          (bt) "Transaction Notice" shall have the meaning assigned thereto in
                ------------------
               Section 4(b) hereof.

          (bu) "Underwriting Standards" shall mean the standards attached hereto
                ----------------------
               as Exhibit D with respect to Originated Contracts.

3.        COMMITMENT.  On the terms and subject to the conditions set forth in
          ----------
          this Agreement, the Custodial Agreement, and the relevant Confirmation Buyer agrees to purchase from the Seller Eligible Contracts and Seller agrees to repurchase such Eligible Contracts from Buyer.

4.        CONFIRMATIONS.
          -------------

          (a) An agreement to enter into a Transaction may not be entered into orally. Unless otherwise agreed, Seller shall give Buyer at least two (2) Business Days prior notice of any proposed Purchase Date (the date on which such notice is set, the "Notice Date").

          (b)  On the Notice Date, Seller shall deliver to Buyer and Custodian
               (i) a request to enter into the related Transaction, in the form of Schedule 1 hereto (each, a "Transaction Notice") and (ii) on Computer Tape and in such computer readable form as requested by the Buyer, the List of Contracts relating to the Contracts subject to such Transaction. With respect to a Notice Date pursuant to Section 4(a) above, Seller shall also deliver to the Custodian on or before 1:00 p.m. New York City time on such Notice Date the items listed in Section 3.1 of the Custodial Agreement. Furthermore, Seller shall, upon reasonable notice, make available or, at Buyer's request, deliver to-the Buyer or the Custodian any other documents in its possession relating to the Contracts for inspection by Buyer.

               The List of Contracts ("List of Contracts") shall include fields of information requested by Buyer, including, without limitation, information set forth in Exhibit D to the Custodial Agreement.

          (c) When Buyer determines that (i) any Non-Originated Contracts are acceptable to Buyer or (ii) any Originated Contracts are Eligible Contracts, or both, and will be purchased pursuant to a Transaction, Buyer will confirm the terms of each Transaction by delivering a written confirmation to Seller, with a copy delivered to the Custodian, on or before the related Purchase Date, in the form of Schedule 2 attached hereto (a "Confirmation"); provided that Buyer shall not confirm the terms of a Transaction or deliver a written confirmation to Seller until Buyer has received from the Custodian a certification that the Custodian has received, for each Contract to be subject to such Transaction, the items listed in Section 3.1 of the Custodial Agreement. Seller shall review the Confirmation and, if in agreement therewith, shall return (i) a copy of such fully signed Confirmation by facsimile transmission to the Buyer prior to the payment of the Purchase Price by Buyer on the Purchase Date, and (ii) the original executed copy of such Confirmation to the Buyer within 48 hours of the settlement of such Transaction.

          (d) Any Confirmation by Buyer shall be deemed to have been received by Seller: (i) on the date sent if given by telecopy, telex or other telecommunication device capable of transmitting or creating a written record directly to the office of Seller, and
               (ii) on the Business Day following the day sent if sent by a nationally recognized overnight courier service.

5.        BUYER MARGIN MAINTENANCE.  Paragraph 4(a) of the Repurchase Agreement
          ------------------------   --------------
          is hereby modified to provide that if the notice to be given by Buyer to Seller under such Paragraph 4(a) is given at or prior to 1:00 p.m. New York City time, Seller shall transfer cash or the Additional Purchased Securities to Buyer prior to the close of business in New York City on the date of such notice, and if such notice is given after 1:00 p.m. New York City time, Seller shall transfer cash or the Additional Purchased Securities prior to the close of business in New York City on the Business Day following the date of such notice. The Custodial Agreement shall set forth further terms and provisions relating to Buyer's and Seller's rights and obligations under Paragraph 4 of the Repurchase Agreement.
          -----------

6.        SELLER MARGIN MAINTENANCE.  Paragraph 4(b) of the Repurchase Agreement
          -------------------------   --------------
          is hereby deleted in its entirety.

7.        SECURITY INTEREST.
          -----------------

          (a) In the event, for any reason, any Transaction is construed by any court as a secured loan rather than a purchase and sale, the parties intend that Seller shall have granted to Buyer a security interest in all of the Purchased Securities that is not subject to any prior security interests created under the Uniform Commercial Code in the appropriate jurisdiction.

          (b) Seller shall pay all fees and expense associated with perfecting and maintaining such security interest including, without limitation, the cost of filing financing statements and continuation statements under the Uniform Commercial Code and the recording of any assignment of Mortgage in the appropriate jurisdiction as and when required thereunder or specified by Buyer.

          (c) In the event that Buyer elects to engage in repurchase transactions with the Purchased Securities or otherwise elects to pledge or hypothecate the Purchased Securities, Seller shall, at the request of Buyer and at the expense of Seller, do and perform such acts and things necessary to enable the Custodian to do and perform such further acts and things and to execute and deliver to Buyer and its counterparty such additional documents, acknowledgements, powers and instruments as are required by Buyer in connection with such transaction and such counterparty, it being understood and agreed that Seller will retain all servicing rights in respect of any Purchased Securities so transferred.

8.        REPRESENTATIONS; COVENANTS.
          --------------------------

          (a) Each party represents and warrants, and shall on and as of the Purchase Date for any Transaction and on and as of each date thereafter through the related Repurchase Date be deemed to represent and warrant, as follows:

               i) The execution, delivery and performance of the Agreement and the performance of each Transaction do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties; and

               ii) The Agreement is, and each Transaction when entered into under the Agreement will be, a legal, valid and binding obligation of it enforceable against it in accordance with the terms of the Agreement.

          (b) Seller hereby makes, and on and as of the Purchase Date of any Transaction and on and as of each date thereafter through the related Repurchase Date shall be deemed to have made, the representations and warranties to Buyer set forth in Exhibit A and Exhibit B hereto. The representations and warranties set forth herein shall survive transfer of the Purchased Securities to the Buyer and shall continue for so long as the Purchased Securities are subject to this Agreement. In the event Buyer engages in a repurchase transaction with any of the Purchased Securities or otherwise pledges or hypothecates any of the Purchased Securities, Buyer shall have the right to assign to Buyer's counterparty any representations or warranties in Exhibit B hereof as they relate to the Purchased Securities that are subject to such repurchase transaction; provided, however, that
                                                       --------  -------
               Buyer hereby represents and warrants that so long as this Agreement is in effect, any repurchase transaction entered into between Buyer and a counterparty with respect to Contracts which are the subject of a Transaction hereunder shall not permit such counterparty to assert a breach of an assigned representation or warranty made by Seller with respect to such Contracts (as set forth in

               Exhibit B hereunder) against Seller unless Buyer is in default of its obligations under such repurchase transaction.

          (c) Buyer represents and warrants that it is a separate and independent corporate entity from the custodian named in the Custodial Agreement. Buyer does not own a controlling interest in such custodian either directly or through affiliates and no director or officer of Buyer is also a director or officer of such custodian.

9.        REPURCHASE OF CONTRACTS.
          -----------------------

          (a) Upon discovery by the Seller of a breach of any of the representations and warranties set forth in Exhibit B, the Seller shall give prompt written notice thereof to the other party. If the Seller does not correct or cure such breach on or before the 15th day following the earlier of discovery of such breach by Seller or receipt of notice of such breach, then the Seller shall repurchase such Contract on the Repurchase Date next succeeding such 15th day following receipt of such notice (or, if such 15th day following receipt of such notice occurs on a Repurchase Date, on such Repurchase Date).

          (b) Seller shall repurchase from Buyer on each Repurchase Date (without regard to whether the full amount of the Repurchase Price for any Transaction is payable on such Repurchase Date) each Contract that is a Defaulted Contract as of such Repurchase Date. Any such repurchase made in respect of a Transaction effected prior to the scheduled Repurchase Date shall reduce the Repurchase Price payable on such Repurchase Date by the amount paid in respect of such repurchase.

          (c) In addition to the foregoing, Seller hereby indemnifies and holds harmless Buyer for any loss, liability, expense (including attorney fees) or damage suffered or incurred by Buyer arising from or in any way related directly to a breach by Seller of any representation or warranty of Seller in this Agreement.

10.       EVENTS OF DEFAULT.
          -----------------

          (a)  The term "Event of Default" shall, in addition to the definition
                         ----------------
               set forth in the Repurchase Agreement, include the following events:

               i) Buyer shall have reasonably determined that Seller is or will be unable to meet its commitments under any of the Transaction Documents and shall have notified Seller of such determination and Seller shall not have responded with appropriate information to the contrary to the satisfaction of the notifying party within two (2) Business Days.

               ii) The Agreement shall for any reason cease to create a valid, first priority security interest in any of the Purchased Securities purported to be covered thereby.

               iii) A final judgement by any competent court in the United
                    States of America for the payment of money in an amount of at least $100,000 is rendered against Seller and the same remains undischarged for a period of 30 days during which execution of such judgement is not effectively stayed.

               iv) WCC shall fail to observe or perform any of the covenants or agreements under any Transaction Document, which failure, in the reasonable judgment of CSFB, materially and adversely affects the ability of WCC to perform under any such Transaction Document.

               v) Any material event of default or any event which with notice, the passage of time or both shall constitute a material event of default shall occur and be continuing under any repurchase or other financing agreement for borrowed funds or indenture for borrowed funds by which WCC is bound or affected.

               vi) In the good faith judgment of CSFB a material adverse change shall have occurred in the business, operations or financial condition of WCC.

               vii) CSFB shall not have received (a) a certificate,
                    substantially in the form set forth in Paragraph II. (c)(2) of Exhibit A hereto, on the 5th Business Day of each month with respect to the prior month's activity, and (b) a certificate, substantially in the form set forth in Paragraph II.(c)(1) of Exhibit A hereto, within ten (10) Business Days following the date the related annual or quarterly financial statement is required to be delivered.

             viii) WCC shall be in default with respect to any provision under any material debt contract or agreement, any servicing agreement or any lease to which it is a party, which default, in the judgment of CSFB, could materially and adversely affect the financial condition of WCC (which defaults include, but are not limited to, an Act of Insolvency of WCC or the failure of WCC to make required payments under such contract or agreement as they become due).

               ix) Any representation or warranty made by WCC in Exhibit A hereto, or in Paragraph I.(bb), (bc) or (bd) of Exhibit B hereto or in Paragraph II.(bb), (bc) or (bd) of Exhibit B hereto or in Section 5.8 of the Custodial Agreement shall have been materially incorrect or untrue when made or repeated or when deemed to have been made or repeated.

               X) WCC shall fail to promptly notify CSFB of (i) the acceleration of any material debt obligation or the termination of any credit facility of WCC, respectively;
                    (ii) the amount of any material funding facility entered into after the date hereof; (iii) any adverse developments with respect to pending or future litigation involving WCC, respectively; and (iv) any other developments which would, in the good faith judgment of Buyer, materially and adversely affect the financial condition of WCC.

               xi) WCC's audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to

                    WCC's status as a "going concern" or a reference of similar import.

               xii) With respect to any Originated Contracts, any material amendment to the Underwriting Standards or practices which was not previously approved in writing by the Buyer.

              xiii) Either (i) a change in control of WCC shall have occurred other than in connection with and as a result of the issuance and sale by WCC of common stock or (ii) any two members of the Management Team of the Seller shall cease to be an officer of the Seller and tb function in substantially the same capacity as such member functions as of the date hereof.

          (b)  In addition to the rights of the Buyer pursuant to Paragraph 11
                                                                  ------------
               of the Repurchase Agreement, upon the occurrence of an Event of Default by Seller:

               i)   Buyer's commitment to purchase Eligible Contracts under
                    Section 3 hereof shall immediately terminate;

               ii) All rights of Seller to receive payments, other than the Monthly Servicing Fee which it would otherwise be authorized to receive pursuant to the Custodial Agreement shall cease, and all such rights shall thereupon become vested in Buyer, which shall thereupon have the sole right to receive such payments and apply them to the aggregate unpaid Repurchase Prices owed by Seller;

               iii) All payments which are received by Seller contrary to the provisions of the preceding clause (ii) shall be received in trust for the benefit of Buyer and shall as soon as practicable, but no more than three (3) Business Days after receipt, be segregated from other funds of Seller; and

               iv) The Pricing Rate for each day from and after the date of such Event of Default shall be a per annum rate equal to the sum of (i) LIBOR and (ii) 3.50%.

          (c) Each event specified in Section 10(a) of these Supplemental Terms may, at the option of CSFB, cause an acceleration of the Repurchase Date for a Transaction and shall be in addition to any other rights of CSFB to cause such an acceleration under the Agreement.

11.       EVENTS OF TERMINATION.  At the option of CSFB, exercised by written
          ---------------------
notice to WCC, Buyer's commitment to purchase Eligible Contracts that are not the subject of a Transaction as of the occurrence of any of the following events shall immediately terminate; provided, however, that in the event of an
                             --------  -------
occurrence of an event specified in subsections (c), (d) or (e) of this Section 11, then Buyer's commitment to purchase shall terminate only with respect to the affected type of Contract specified in clauses (i) and (ii) thereof:

               (a) In the judgment of CSFB a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of WCC.

               (b) CSFB shall request written assurances as to the financial well-being of WCC and such assurances shall not have been provided within two (2) Business Days of such request.

               (c) (A) With respect to the four Collection Periods immediately preceding the date of determination, the Delinquency Percentage for either (i) Manufactured Home Loan Contracts or (ii) Mortgage Loan Contracts that are Originated Contracts shall exceed 10%; or (B) With respect to the twelve Collection Periods immediately preceding the date of determination, the Delinquency Percentage for either designated category of Contracts described in the preceding clauses (i) and (ii) shall exceed 3.5%.

               (d) With respect to the three Collection Periods immediately preceding the date of determination, the weighted average Default Rate for such Collection Periods with respect to either (i) all Manufactured Home Loan Contracts or (ii) all Mortgage Loan Contracts that are Originated Contracts, in each case weighted on the basis of the aggregate principal balance of all Contracts described in the preceding clause
                    (i) or clause (ii) as of the end of the applicable Collection Period, shall exceed 2.75%.

               (e) With respect to the three Collection Periods immediately preceding the date of determination, the weighted average Net Loss Rate for such Collection Periods with respect to either (i) all Manufactured Home Loan Contracts or (ii) all Mortgage Loan Contracts that are Originated Contracts, in each case weighted on the basis of the aggregate principal balance of all Contracts described in the preceding clause
                    (i) or clause (ii), as of the end of the applicable Collection Period, shall exceed 1.75%.

12.       INTENTIONALLY OMITTED.
          ---------------------

13.       TERM OF AGREEMENT.  The last sentence of Paragraph 15 of the
          -----------------                        ------------
          Repurchase Agreement is hereby deleted. Subject to earlier termination as set forth below, the Agreement shall terminate on the Repurchase Date occurring in the 24th calendar month following the date of the Agreement (such termination date, as it may be extended pursuant to the following proviso, the "Termination Date") and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on such date; provided, however, that the Agreement and any Transaction outstanding hereunder may be extended by mutual agreement of CSFB and WCC; and provided further, however, that neither party shall be obligated to agree to such an extension. It is further understood and agreed that if, notwithstanding the foregoing, any Transaction shall remain outstanding subsequent to the termination of the Agreement, the relevant provisions of the Agreement shall be deemed to govern the termination of such outstanding Transaction as if such provisions have survived.

14.       FINANCIAL STATEMENTS.  As of the date hereof, the parties hereto have
          --------------------
          each provided the other with such party's audited year-end financial statements and such party's most recent publicly available interim financial statement, if any.

15.       MINIMUM AND MAXIMUM TRANSACTION AMOUNTS.  With respect to
          ---------------------------------------
          Transactions:

          (a) The minimum amount of any Transaction under this Agreement shall have an aggregate Repurchase Price of $1,000,000 unless CSFB shall have consented to a lesser amount with respect to any individual Transaction.

          (b) The aggregate outstanding Repurchase Price for the Purchased Securities subject to the Agreement at any one time shall not exceed (i) $150,000,000 in the aggregate, (ii) $75,000,000 with respect to Manufactured Home Loan Contracts, and (iii) in the case of Second Mortgage Loan Contracts, 25% of the then outstanding aggregate Repurchase Price for First Mortgage Loan Contracts.

16.       PRICING RATE; PURCHASE PRICE.
          ----------------------------

          (a) The Pricing Rate with respect to each Transaction hereunder shall be a per annum rate equal to (i) with respect to First Mortgage Loan Contracts, LIBOR plus 1.50%, (ii) with respect to Second Mortgage Loan Contracts, LIBOR plus 1.90%, (iii) with respect to Manufactured Home Loan Contracts that are "A" and "B" Contracts, as defined in the Underwriting Standards, LIBOR plus 1.90%, and
               (iv) with respect to Manufactured Home Loan Contracts that are "C" and "D" Contracts, as defined in the Underwriting Standards, LIBOR plus 2.90%. LIBOR shall be the offered rate for United States dollars with a maturity of one month which appears on Telerate as of 9:00 A.M., New York City time, on the Purchase Date for such Transaction, provided, however, that if such rate
                                          --------  -------
               does not appear on the Dow Jones Telerate Service page 3750 (or such other page as may replace that page on that service) or if such service is no longer offered, the rate for United States dollars with a maturity of one month quoted by such other service as may be selected by the Buyer.

          (b) Notwithstanding the definition set forth in Paragraph 2(m) of the Repurchase Agreement, the "Purchase Price" with respect to each Transaction shall be the lesser of (i) the product of (a)(x) in respect of Originated Contracts that are (1) First Mortgage Loan Contracts or Manufactured Home Loan Contracts, .95, or (2) Second Mortgage Loan Contracts, .85, or (y) in respect of Non-Originated Contracts, a percentage to be determined and mutually agreed upon by Buyer and Seller on a case by case basis, and (b) the Market Value of each Contract to be purchased by Buyer pursuant to such Transaction and (ii) the aggregate Outstanding Principal Amount of the Contracts.

17.       REPURCHASE DATE AND REPURCHASE PRICE.  On each Repurchase Date, unless
          ------------------------------------
          (i) Buyer shall have notified Seller of an Event of Default pursuant to Paragraph 11 of the Repurchase Agreement or Section 10 hereof or the parties otherwise mutually agree, or (ii) such Repurchase Date shall be the Termination Date, Seller and Buyer shall rollover all Transactions maturing on such date into a single Transaction with respect to all Purchased Securities (other than Purchased Securities rejected by Buyer pursuant hereto or subject to repurchase by Seller on such Repurchase Date pursuant hereto) which were the subject of the matured Transactions. Seller shall pay to Buyer on each Repurchase Date the excess, if any, of (A) the Repurchase Price for all Transactions terminating on such Repurchase Date over (B) the Purchase Price of the Purchased Securities purchased by Buyer on such Repurchase Date pursuant to the preceding sentence and any other Purchased Securities purchased in different Transactions on such date. If the difference between (A) and
          (B) above is a negative number, Buyer shall pay to Seller the absolute value thereof. Payment of amounts shall be made by wire transfer in immediately available funds in accordance with the intended recipient's written instructions.

18.       ADDITIONAL INFORMATION.
          ----------------------

          (a) At any reasonable time, Seller shall permit Buyer, its agents or attorneys, to inspect and copy any and all documents and data in their possession pertaining to each Contract that is the subject of such Transaction. Such inspection shall occur upon the request of Buyer at a mutually agreeable location during regular business hours and on a date not more than two (2) Business Days after the date of such request.

          (b) Seller agrees to provide Buyer from time to time with such information concerning Seller and WCC of a financial or operational nature as Buyer may reasonably request.

          (c) Seller shall provide Buyer with copies of all filings made by or on behalf of Seller or any entity that controls Seller, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, promptly upon making such filings.

          (d) Prior to the occurrence of an Event of Default, Buyer agrees to keep confidential (and to use its best efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that the Buyer shall be permitted to disclose the Information (a) to such of its respective officers, directors, employees, agents, affiliates, representatives and auditors, on a need to know basis, (b) to the extent requested by any regulatory authority,
               (c) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, upon prior notice thereof (unless prohibited by the terms of such subpoena or process) to the Seller, (d) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 18(d) or (ii) becomes lawfully available to the Buyer on a nonconfidential basis from a source other than the Seller or (iii) is material to a counterparty of Buyer in the normal course and Buyer gives notice to such counterparty that such Information is subject to confidentiality and such counterparty (which shall be disclosed to Seller) agrees to the maintenance of confidentiality substantially on the terms in this
               Section 18(d), or (e) to the extent disclosure of such Information is necessary as determined by Buyer in order for Buyer to enforce or defend its rights under the Agreement. For the purposes of this Section 18(d), "Information" shall mean all
                                                    -----------
               financial statements, certificates, reports, or material non-public information that are received from the Seller and clearly identified and marked as Confidential at the time of delivery. The provisions of this Section 18(d), shall remain operative and in full force and effect regardless of the expiration and term of this Agreement. To the extent Buyer reasonably incurs any costs and expenses, including reasonable attorneys' fees, to enforce, defend or comply with the terms or provisions of this Section 18(d), Seller agrees to promptly reimburse Buyer such costs and expenses, including reasonable attorneys' fees; provided,
                                                               --------
               however, that Seller shall have no obligation to make such
               -------
               reimbursement in the event such costs and expenses were incurred as a result of Buyer's negligence or misconduct in complying with the terms of Section 18(d) hereof.

19.       REJECTION OF SECURITIES.  Buyer may reject any Originated Contract
          -----------------------
          from inclusion in a Transaction hereunder if Buyer determines, in its sole discretion, that such Originated Contract was not originated in conformity with the Underwriting Standards.

20.       RIGHT OF SET-OFF.  In addition to its rights hereunder, Buyer shall
          ----------------
          have the right to proceed against any assets of Seller which may be in the possession of Buyer, including the right to liquidate such assets and to set-off the proceeds against monies owed by Seller to Buyer pursuant to this Agreement. Buyer may set-off cash, the proceeds of the liquidation of the Purchased Securities and Additional Purchased Securities, any collateral or its proceeds, and all other sums or obligations owed by Buyer to Seller hereunder against all of Seller's obligations to Buyer, whether under this Agreement or under a Transaction, whether or not such obligations are then due, without prejudice to Buyer's right to recover any deficiency. Any cash proceeds, or property in excess of any amounts due, or which Buyer reasonably believes may become due, to it from Seller shall be returned to Seller after satisfaction of all obligations of Seller to Buyer.

21.       OPINIONS OF COUNSEL.  Seller shall, on or prior to the date of the
          -------------------
          first Transaction hereunder, cause to be delivered to Buyer, a favorable opinion or opinions of counsel with respect to the matters set forth in Exhibit C hereto, in form and substance acceptable to
                       ---------
          CSFB. Buyer shall have the right to request, on an annual basis, from Seller, and Seller shall promptly provide to Buyer after receipt of such request, an opinion of counsel to the effect that Buyer has as of the date of such opinion a perfected security interest in the Purchased Securities that are subject to the Agreement, which opinion shall be subject to customary and standard exceptions and qualifications.

22.       ADDITIONAL CONDITIONS.  Prior to entering into the initial Transaction
          ---------------------
          under this Agreement, Seller shall cause each of the following conditions to occur:

          (a) A Custodial Agreement to cover the Contracts, in a form satisfactory to CSFB, shall have been executed and delivered by the parties thereto;

          (b) WCC shall have disclosed information satisfactory to CSFB with respect to the scheduled maturities and termination provisions of all outstanding credit facilities and debt of WCC; and

          (c)  WCC shall have executed and delivered to CSFB the Engagement
               Letter.

23.       REPURCHASE TRANSACTIONS.  CSFB may in its sole election engage in
          -----------------------
          repurchase transactions with the Purchased Securities or otherwise pledge, hypothecate, assign, transfer or otherwise convey the Purchased Securities with a counterparty of CSFB's choice, subject to compliance with Section 18(d) hereof; provided, however, that no such
                                                --------  -------
          transaction by CSFB shall relieve CSFB of its obligations to WCC in connection with the repurchase by WCC of any Purchased Securities in accordance with the terms of this Agreement and the relevant Confirmation.

24.       NEW YORK JURISDICTION; WAIVER OF JURY TRIAL.  WCC agrees to submit to
          -------------------------------------------
          personal jurisdiction in the State of New York in any action or proceeding arising out of the Agreement. CSFB and WCC each hereby waive the right of trial by jury in any litigation arising hereunder.

26.       FURTHER ASSURANCES.  Seller agrees to do such further acts and things
          ------------------
          and to execute and deliver to Buyer such additional assignments, acknowledgements, agreements, powers and instruments as are reasonably required by Buyer to carry into effect the purposes of the Agreement, to perfect the interests of the Custodian in the Contracts and the Related Assets or to better assure and confirm unto Buyer its rights, powers and remedies hereunder.

27.       BINDING TERMS.  All of the representations, warranties, covenants,
          -------------
          stipulations, promises and agreements in the Agreement shall bind and inure to the benefit of the successors of the parties hereto, whether expressed or not.

28.       NOTICES AND OTHER COMMUNICATIONS.  Any provision of Paragraph 13 of
          --------------------------------
          the Repurchase Agreement to the contrary notwithstanding, any notice required or permitted by the Agreement shall be in writing (including telegraphic, facsimile or telex communications) and shall be effective and deemed delivered only when received by the party to which it is sent; provided, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission. Any such notice shall be sent to a party at the address or facsimile transmission number set forth in Annex II attached hereto.

29.       FEES AND DISBURSEMENTS.  Seller shall promptly pay all reasonable fees
          ----------------------
          and expenses (including without limitation those of counsel and accountants) incurred by Buyer and Custodian in entering into the Transaction Documents to which it is a party and the Transactions. In the event that either party commences a lawsuit or proceeding against the other in connection with the Agreement, any and all reasonable attorneys' fees and costs incurred by the prevailing party in connection with such lawsuit or proceeding shall be paid by the non-prevailing party.

30.       DEFAULT BY BUYER.  In the event Buyer breaches its obligations to
          ----------------
          purchase or resell Contracts under the Agreement, then such breach shall constitute an event of default by Buyer under the Engagement Letter, and WCC shall have no obligations to Buyer with respect to any Offerings (as defined in the Engagement Letter) that closes after the date of such breach.

31.       PREPAYMENT.
          ----------

          (a) Seller shall have the right to accelerate any Repurchase Date for any Transaction at any time and prepay any Transaction prior to the Repurchase Date and thereby terminate the Transaction, without penalty or premium, subject, however, to payment of Breakage Costs by Seller to Buyer as provided in subsection (b) below.

          (b) Breakage Costs shall be paid by Seller to Buyer at the time of prepayment and shall be calculated as follows ("Breakage Costs"): the product of (x) the aggregate Repurchase Price (excluding Price Differential) and (y) the product of (i) the Breakage Rate and (ii) a fraction, the numerator of which is the Breakage Period and the denomination of which is 360. "Breakage Rate" shall mean the applicable Pricing Rate minus the prevailing one
               (1) month LIBOR. "Breakage Period" shall mean the number of days from the date of prepayment to and including the scheduled Repurchase Date.

          IN WITNESS WHEREOF, Buyer and Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                              CS FIRST BOSTON MORTGAGE CAPITAL CORP.,
                                    as Buyer


                              By    /s/
                                ----------------------------------
                                Name:  Michael A. Commaroto
                                Title: Vice President


                              WILSHIRE CREDIT CORPORATION,
                                    as Seller


                              By    /s/
                                ----------------------------------
                                Name:  Lawrence Mendelsohn
                                Title: Executive Vice President